Exhibit 10.7

Exclusive Share Option Agreement

by and among

Zhizhe Sihai (Beijing) Technology Co., Ltd.

Jixin Huang, Zhong Shao, Liang Zhang

Yuan Zhou, Shenshen Li, Jie Bai, Dahai Li

Beijing Chuangxin Fangzhou Technology Co., Ltd.

Shenzhen Litong Industry Investment Fund Co., Ltd.

Beijing Sogou Information Services Co., Ltd.

Xiamen Siyuan Investment Management Co., Ltd.

Jinghua Jin

and

Beijing Zhizhe Tianxia Technology Co., Ltd.

July 23, 2018

Table of Contents

Chapter 1	Grant of the Option	2

Chapter 2	Exercise of the Option	3

Chapter 3	Exercise Price of the Option	3

Chapter 4	Representations and Warranties of the Parties	4

Chapter 5	Responsibilities and Obligations of the Parties	5

Chapter 6	Confidentiality	7

Chapter 7	Default	8

Chapter 8	Force Majeure	8

Chapter 9	Governing Law and Dispute Resolution	9

Chapter 10	Miscellaneous	9

Exclusive Share Option Agreement

Exclusive Share Option Agreement

This Exclusive Share Option Agreement (this “Agreement”) is executed by and among the following parties on July 23, 2018 in Beijing, the People’s Republic of China (the “PRC”):

Party A (the Obligee): Zhizhe Sihai (Beijing) Technology Co., Ltd., a wholly foreign-owned enterprise legally established and validly existing in accordance with the laws of the PRC, with its registered address at 3-011, Workshop 1, 3rd Floor, Building 1, A5 Xueyuan Road, Haidian District, Beijing, and its legal representative is Yuan Zhou;

Party B (the Obligor):

Yuan Zhou

ID Number: ****************

Address: ****************

Jixin Huang

ID Number: ****************

Address: ****************

Liang Zhang

ID Number: ****************

Address: ****************

Zhong Shao

ID Number: ****************

Address: ****************

Shenshen Li

ID Number: ****************

Address: ****************

Jie Bai

ID Number: ****************

Address: ****************

Dahai Li

ID Number: ****************

Address: ****************

Beijing Chuangxin Fangzhou Technology Co., Ltd.

Legal Representative: Ning Tao

Address: Room 1001-005, 10th Floor, Building 1, 3 Haidian Avenue, Haidian District, Beijing

Shenzhen Litong Industry Investment Fund Co., Ltd.

Legal Representative: Yuxin Ren

Address: Room 201, Building A, 1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commercial Secretary Limited)

Exclusive Share Option Agreement

Beijing Sogou Information Services Co., Ltd.

Legal Representative: Yi Zhou

Address: Room 02, 9th Floor, Sohu Network Building, Building 9, 1 Zhongguancun East Road, Haidian District, Beijing

Xiamen Siyuan Investment Management Co., Ltd.

Legal Representative: Xuejun Xie

Address: Area B, Room 365, 859 Lianqian West Road, Siming District, Xiamen

Jinghua Jin

ID Number: ****************

Address: ****************

Party C: Beijing Zhizhe Tianxia Technology Co., Ltd., a limited liability company legally established and validly existing in accordance with the laws of the PRC, with its registered address at 3-010, Workshop 1, 3rd Floor, Building 1, A5 Xueyuan Road, Haidian District, Beijing, and its legal representative is Yuan Zhou.

Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1

Party C is a company established in the PRC with exclusive domestic capital. Party B, as all of the shareholders of Party C, collectively holds 100% of the equity interests of Party C, of which Yuan Zhou holds 21.202%, Jixin Huang holds 7.068%, Liang Zhang holds 7.068%, Zhong Shao holds 9.965%, Shenshen Li holds 7.068%, Jie Bai holds 1.3%, Dahai Li holds 0.693%, Beijing Chuangxin Fangzhou Technology Co., Ltd. holds 18.082%, Shenzhen Litong Industry Investment Fund Co., Ltd. holds 9.663%, Beijing Sogou Information Services Co., Ltd. holds 3.136%, Xiamen Siyuan Investment Management Co., Ltd. holds 10.585%, Jinghua Jin holds 4.17%;

2

The Parties, or some of the Parties have entered into the Exclusive Business Cooperation Agreement on November 8, 2011, the Supplemental Agreement to Exclusive Business Cooperation Agreement on December 30, 2015, the Equity Interest Pledge Agreement and the Supplemental Agreement II to Exclusive Business Cooperation Agreement, etc. on July 23, 2018, and the Parties agree to execute this Agreement to replace the Exclusive Share Option Agreement executed by the Parties or some of the Parties on November 30, 2016 (the “Original Exclusive Share Option Agreement”).

Now, therefore, upon amicable negotiation, the Parties hereby agree as follows:

Chapter 1 Grant of the Option

1

Party B hereby irrevocably grants Party A an exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole, at Party A’s sole and absolute discretion, to the extent permitted by PRC laws and at the price described in Section 3 herein (such right being the “Option”).

Exclusive Share Option Agreement

2	Except for Party A and the Designee(s), no other third party shall be entitled to the Option or other rights in relation to the equity interests of Party B.

3	Party C hereby agrees to the grant by Party B of the Option to Party A.

Chapter 2 Exercise of the Option

4	Subject to the provisions of the laws and regulations of the PRC, Party A may exercise the Option.

5	Upon the exercise of the Option, Party A shall issue a written notice for the purchase of the equity interests to Party B (the “Exercise Notice”), in which the following issues shall be specified:

5.1	Party A’s decision to exercise the Option;

5.2	the portion of equity interests contemplated to be purchased by Party A from Party B (the “Optioned Interests”); and

5.3	the date of purchase (the date of transfer) for the Optioned Interests.

6	Party B shall, on the date of purchase (the date of transfer), transfer the Optioned Interests to Party A or its Designee(s) in accordance with the terms and conditions set forth herein.

Chapter 3 Exercise Price of the Option

7	The total exercise price/purchase price of the Optioned Interests shall be RMB ten (10) (the “Base Exercise Price”).

8

If the equity interests are required to be evaluated by the PRC laws at the time of Party A’s exercise of the Option, the Parties shall otherwise negotiate in good faith and make necessary adjustments to the Base Exercise Price (collectively, the “Exercise Price”) on the basis of such evaluation to comply with the requirements of any PRC laws then applicable.

9

Party A shall pay the Exercise Price to Party B within five (5) business days of the date on which the modification of registration with the administration of industry and commerce is completed regarding the exercise of the Option (or the transfer of the equity interests).

10	Any proceeds obtained by Party B from Party A’s exercise of the Option shall be returned to Party A in the form of donation or other forms.

Exclusive Share Option Agreement

Chapter 4 Representations and Warranties of the Parties

11	Party A hereby represents and warrants to Party B and Party C as follows:

11.1	Party A is a business legal person legally established and validly existing in accordance with the laws of the PRC and entitled to hold and operate its assets and carry out its business;

11.2

Party A has taken necessary corporate actions and obtained necessary authorizations as well as consents and approvals from third parties and government authorities (if necessary) for the execution, delivery, and performance of this Agreement. Party A’s execution, delivery, and performance of this Agreement will not violate explicit provisions of laws and regulations, or the provisions of any documents by which it is bound;

11.3

as of the execution date of this Agreement, there is no proceeding including litigation, arbitration, or administrative investigation, etc. against Party A or its assets that is ongoing or potentially to occur in or out of the PRC regarding this Agreement or which may have material impact on this Agreement;

11.4	this Agreement shall constitute lawful, valid, and binding obligations of Party A upon its effectiveness.

12	Party B and Party C hereby severally and jointly represent and warrant to Party A as follows:

12.1

each of Party B is a natural person with full civil capacity or a business legal person legally established and validly existing in accordance with the laws of the PRC; Party C is a business legal person legally established and validly existing in accordance with the laws of the PRC;

12.2	Party B is the lawful owner of the equity interests in Party C, and has fully contributed all the subscribed capital;

12.3

Party B and Party C have taken necessary actions and obtained necessary authorizations as well as consents and approvals from third parties and government authorities (in necessary) for the execution, delivery, and performance of this Agreement. Party B and Party C’s execution, delivery, and performance of this Agreement will not violate explicit provisions of laws and regulations, or the provisions of any documents by which they are bound;

12.4

as of the execution date of this Agreement, there is no proceeding including litigation, arbitration, or administrative investigation, etc. against Party B or Party C or their assets that is ongoing or potentially to occur in or out of the PRC regarding this Agreement or which may have material impact on this Agreement;

12.5

Party B has good and marketable ownership of the equity interests in Party C, and has not placed any security interest on the said equity interests other than the security interest established in accordance with the Equity Interest Pledge Agreement executed by the Parties;

Exclusive Share Option Agreement

12.6	Party C has good and marketable ownership of all its assets, and has not placed any security interest on the said assets;

12.7	except for debts incurred in the ordinary course of business and debts which have been disclosed to and approved by Party A in writing, Party C has no outstanding debts;

12.8	this Agreement shall constitute lawful, valid, and binding obligations of Party B and Party C upon its effectiveness.

Chapter 5 Responsibilities and Obligations of the Parties

13	Unless otherwise provided herein, Party A also shall:

13.1	provide services to Party B in accordance with the terms and conditions herein;

13.2	strictly perform its obligations under this Agreement and any relevant agreements to which it is a party.

14	In addition to other provisions of this Agreement, Party B and Party C:

14.1

without the prior written consent of Party A, shall not supplement, revise or modify Party C’s articles of association in any manner, increase or decrease its registered capital, or change the structure of its registered capital in other manner;

14.2	shall maintain the company’s existence in accordance with good financial and business standards and practices, and prudently and effectively operate their business and handling their affairs;

14.3

without the prior written consent of Party A and at any time following the execution date of this Agreement, shall not sell, transfer, mortgage or dispose of in any manner any assets, business or revenues of Party C, or allow any security interest, pledge or other encumbrance thereon;

14.4

without the prior written consent of Party A, shall not incur, inherit, guarantee or allow the existence of any debt, except for those incurred in the ordinary course of business other than through loans, and those that have been disclosed to and approved in writing by Party A;

14.5

shall always operate all the businesses within the ordinary course of business to maintain the asset value of Party C and refrain from any action that may affect Party C’s operating condition and asset value;

14.6

without the prior written consent of Party A, Party C shall not execute any Material Agreement, except the agreements executed in the ordinary course of business (“Material Agreement” shall refer to any agreement with a total price exceeding RMB five hundred thousand (500,000));

Exclusive Share Option Agreement

14.7	without the prior written consent of Party A, Party C shall not provide any person with any loan or security;

14.8

if requested by Party A, Party C shall procure insurance in respect of its assets and business from an insurance carrier acceptable to Party A, in an amount and of a type of coverage typical for companies operating similar businesses;

14.9	without the prior written consent of Party A, Party C shall not merge into, consolidate with, acquire or invest in any person;

14.10	shall immediately notify Party A of any impeding or potential occurrence of any litigation, arbitration, or administrative proceedings relating to Party C’s assets, business, or revenues;

14.11

to maintain Party C’s ownership of all its assets, shall execute all necessary or appropriate documents, take all necessary or appropriate actions, and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

14.12

without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s request, Party C shall immediately distribute all distributable profits to its shareholders;

14.13	for each exercise of the Option by Party A:

(1)	shall promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

(2)	each of Party B shall waive the right of first refusal to each other with respect thereto and issue written declarations;

(3)

to execute in good faith and ensure other relevant parties to execute all necessary documents requested by Party A, to perform and ensure other relevant parties to perform actions requested by Party A, and to facilitate the exercise of the rights and/or authorization granted to Party A hereunder;

(4)

obtain all necessary governmental approvals and permits, take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s) and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests without any defect or encumbered thereon.

14.14

as for the loss, damage, liability, or expense caused by any lawsuit, claim or other demand against Party A arising from or caused by its exercise of the Option in accordance with this Agreement, shall fully indemnify Party A and hold Party A harmless, unless such loss, damage, liability, or expense arise from the gross negligence or willful misconduct of Party A;

Exclusive Share Option Agreement

14.15	strictly perform their obligations under this Agreement and any relevant agreements to which they are parties.

Chapter 6 Confidentiality

15

This Agreement and its terms, as well as the technologies, technics, methods, specifications, designs, software, databases, trade secrets, other proprietary information, other confidential business information and technical information disclosed by any Party to other Parties pursuant to this Agreement or other provisions, shall be confidential information.

16

The Parties shall take all necessary confidentiality measures and precautions to protect the confidentiality of the confidential information. Such confidentiality measures and precautions shall be consistent with the respective measures and precautions taken by each Party to protect its own corresponding sensitive information, and shall in any case at least conform to the reasonable standards adopted by business entities to protect their own highly confidential information and trade secrets.

17	The Party receiving the confidential information shall not disclose any confidential information to any third party without the written consent of the owner of the confidential information.

18

The Party receiving the confidential information may (1) disclose the confidential information to its designated employees who need to know such information at work for the purpose of performing this Agreement, provided that it shall take all reasonable precautions (including entering into confidentiality agreements with the designated employees or including confidentiality clauses in labor agreements with designated employees) to prevent such employees from utilizing confidential information for personal benefits or disclosing confidential information without authorization to third parties; (2) disclose the confidential information to lawyers, accountants and other intermediaries who must know the confidential information to provide professional assistance, but shall ensure such intermediaries are also subject to confidentiality obligations similar to those set forth in this Article. Any disclosure by the staff or agencies engaged by any Party shall be deemed as the disclosure of such Party, and such Party shall be liable for breach of contract in accordance with this Agreement.

19

The following circumstances shall not be deemed as breach of confidentiality obligation: (1) the confidential information is already known to other Party(ies) at the time of disclosure; (2) the confidential information is lawfully obtained by other Party(ies) from a third party without breaching its confidentiality obligation; (3) the confidential information has become known to the public without the fault of other Party(ies); (4) the confidential information is independently developed by other Party(ies) without direct or indirect use of such confidential information; or (5) the confidential information is required to be disclosed pursuant to relevant laws, regulations, litigation proceedings or judicial orders, any applicable stock exchange rules or regulations, or governmental decisions or orders.

Exclusive Share Option Agreement

20	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 7 Default

21	Any of the following circumstances of a Party shall constitute a default:

21.1	failure to perform, fully perform or perform its responsibilities or obligations as stipulated in this Agreement;

21.2	any representation and warranty constitute a material misrepresentation in any respect;

21.3	other violation of this Agreement.

22	Upon the default by any Party, the Party shall remedy the default within thirty (30) days.

23

The breaching Party shall indemnify the related Parties for any expense, liability or loss incurred by such Parties or their directors, senior management personnel, senior employees, or employees, etc. due to the breaching Party’s default, to hold such Parties harmless.

24	The rights and remedies set forth in this Chapter are cumulative and shall not exclude other rights or remedies provided by other terms of this Agreement and laws and regulations.

25

The waiver to the breach of the breaching Party is valid only if it is made in writing; no failure or delay by a Party in exercising any of its rights or remedies under this Agreement shall constitute a waiver of such Party; the partial exercise of a right or remedy by a Party shall not preclude its exercise of any other right or remedy.

26	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 8 Force Majeure

27

“Force Majeure” shall refer to unforeseeable, unavoidable, and insurmountable events, including but not limited to, earthquakes, typhoons, floods, fires, wars, riots, strikes, changes of laws and regulations, actions of governments, etc.

28	Failure of any Party to perform its obligations under this Agreement due to the direct impact of Force Majeure shall not constitute a default provided that:

28.1	the failure of the Party to perform its obligations under this Agreement is a direct result of Force Majeure;

28.2	the Party has used commercial reasonable efforts to perform its obligations under this Agreement, and taken necessary actions to reduce the losses of the other Parties due to such Force Majeure;

Exclusive Share Option Agreement

28.3

upon the occurrence of Force Majeure events, the Party affected has promptly notified other Parties in writing, and provided related written materials and documents evidencing such events within fifteen (15) days of the occurrence, including statements explaining the reasons for such delay of or partial performance of this Agreement.

29

In the event of Force Majeure, the Parties shall decide whether to amend or terminate this Agreement and whether to partially or fully release the affected Party from its responsibilities and obligations under this Agreement based on the impact of the event on the performance of this Agreement.

Chapter 9 Governing Law and Dispute Resolution

30	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

31

Any Party may submit any dispute arising out of this Agreement to the China International Economic and Trade Arbitration Commission for arbitration in Chinese in accordance with then effective arbitration rules of such arbitration commission in Beijing.

32

The arbitration award shall be final and legally binding on the Parties. The Parties agree to be bound by and act in accordance with the award. The costs and expenses related to the arbitration shall be borne by the losing Party or determined by the tribunal otherwise.

33	Except for the matters under dispute, the Parties shall continue to exercise their other rights and perform their other obligations under this Agreement during the arbitration.

34	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 10 Miscellaneous

35

This Agreement shall take effect as of the date of execution. This Agreement shall remain in force unless terminated in accordance with the provisions of this Agreement or upon the written request of Party A, or must be terminated in accordance with the requirements of applicable PRC laws and regulations.

36	This Agreement shall be legally binding on the successors and permitted assignees of the Parties.

37

This Agreement may be amended and supplemented by the Parties in writing. Amendments and supplemental agreements to this Agreement executed by the Parties shall constitute an integral part of this Agreement, and shall have the same legal effect as this Agreement.

Exclusive Share Option Agreement

38	In the event of any conflict between this Agreement, its amendments and supplemental agreements and the laws of the PRC, the laws of the PRC shall prevail.

39

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

40	This Agreement is written in Chinese. The original agreement may be made in one or more counterparts as needed, and each counterpart shall have the same legal effect.

41

As of the effective date of this Agreement, the Original Exclusive Share Option Agreement shall be terminated, and rights and obligations of the Parties stipulated therein shall terminate accordingly simultaneously. The Parties hereto shall perform their respective rights and obligations in accordance with the provisions hereof.

(Remainder of the Page Intentionally Left Blank, Signature Pages to Follow)

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party A:

Zhizhe Sihai (Beijing) Technology Co., Ltd.
(Company Seal)

By:	/s/ Yuan Zhou
Name: Yuan Zhou
Title: Legal Representative

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party B:

/s/ Yuan Zhou	/s/ Jixin Huang
Yuan Zhou	Jixin Huang

/s/ Liang Zhang	/s/ Zhong Shao
Liang Zhang	Zhong Shao

/s/ Shenshen Li	/s/ Jie Bai
Shenshen Li	Jie Bai

/s/ Dahai Li
Dahai Li

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party B:

Beijing Chuangxin Fangzhou Technology Co., Ltd.
(Company Seal)

By:	/s/ Beijing Chuangxin Fangzhou Technology Co., Ltd.
Name: Ning Tao
Title: Legal Representative

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party B:

Shenzhen Litong Industry Investment Fund Co., Ltd.
(Company Seal)

By:	/s/ Shenzhen Litong Industry Investment Fund Co., Ltd.
Name: Yuxin Ren
Title: Legal Representative

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party B:

Beijing Sogou Information Services Co., Ltd.
(Company Seal)

By:	/s/ Yi Zhou
Name: Yi Zhou
Title: Legal Representative

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party B:

Xiamen Siyuan Investment Management Co., Ltd.
(Company Seal)

By:	/s/ Xiamen Siyuan Investment Management Co., Ltd.
Name: Xuejun Xie
Title: Legal Representative

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party B:

/s/ Jinghua Jin
Jinghua Jin

Exclusive Share Option Agreement

Signature Page to Exclusive Share Option Agreement

Party C:

Beijing Zhizhe Tianxia Technology Co., Ltd.
(Company Seal)

By:	/s/ Yuan Zhou
Name: Yuan Zhou
Title: Authorized Signatory